Exhibit 99

Investor Update February 2020 Donald P. Hileman CEO Gary M. Small President Paul D. Nungester EVP & CFO

Forward Looking Statements The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates . Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering . This presentation may contain certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 B of the Securities Exchange Act of 1934 , as amended, which are intended to be safe harbors created thereby . Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp . and its management, and specifically include statements regarding : changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets and the ability of First Defiance to successfully maintain and grow the combined First Defiance and United Community Financial Corp . enterprise . These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions, the anticipated benefits of the completed merger not being realized, integration risks, the anticipated costs of the merger and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31 , 2018 . One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections . Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate . In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved . All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance . First Defiance assumes no obligation to update any forward - looking statements . Non - GAAP Measures This communication contains certain non - GAAP financial measures of First Defiance and United Community determined by methods other than in accordance with generally accepted accounting principles . We use non - GAAP financial measures to provide meaningful supplemental information regarding our performance . We believe these non - GAAP measures are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods . These non - GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP . The non - GAAP financial measures we use may differ from the non - GAAP financial measures other financial institutions use to measure their results of operations . 2

Company Overview

Company Profile Unwavering focus for over 130 years: Community Financial Services • Completed merger with United Community Financial Corp. on 1/31/20 • Total assets of ~$6.3 billion and total revenues of ~$275 million • 77 branches throughout northern Ohio, southeast Michigan, northeast Indiana and western Pennsylvania • 12 loan production offices and 3 wealth offices • Trust & Wealth Management services - AUA $1.5 billion • 10 locations throughout the bank’s footprint • $16.4 million in fees & commissions – 2019 combined • Specializes in property & casualty and group health & life insurance 4

Investment Highlights • Market leader across northern Ohio deeply rooted in the communities we have served since the 1890s • Growing presence in metro markets • Experienced, disciplined management team • Robust, diversified loan mix with a stable deposit base • Consistently strong net interest margin • Solid tangible capital levels 5

6 • Expect continued strong loan volume production or mid - to - upper single digit growth rates for combined organization • Management focus on leadership transition, merger execution and building talent within the organization • E nhanced products, services and technology while honoring our commitment to superior customer service, personalized financial solutions and unwavering community support • Dedicated, experienced integration team • Cultural integration to enhance employee engagement and retention • Full system conversions expected by early in the third quarter of 2020 Looking to the Future

7 Strategic Focus • Profitability • High performance objectives for revenue growth, expense control and maintaining strong asset quality • Growth • Organic and through acquisitions, targeting newer markets, new relationships, enhanced delivery and products in more established markets • Shareholder Value Enhancement • Effective capital management supporting growth, dividend increases and share repurchases Emphasis on the Community Bank Difference

Partnering to Create Significant Value

Strategically Compelling	✓ Transformative partnership that creates Ohio's premier community bank with over $6 billion in assets and best-in-class performance ✓ Enhanced scale, growth, profitability & performance ✓ Accelerates product agendas and improves customer experiences
Builds Upon Strengths	✓ Delivers the best of both institutions' talent, technology & processes ✓ Enhances management depth and capacity ✓ Diversifies business lines and leverages strengths in commercial banking, insurance, residential lending, consumer lending, wealth management and residential servicing
Accelerates Shareholder Value Creation	✓ Material EPS accretion ✓ Manageable TBVPS dilution ✓ Conservative and achievable cost savings supported by bottoms-up analysis
Shared Values	✓ Culture, leadership & strategic familiarity ✓ Strong financial compatibility…credit, performance, expenses ✓ Prior successful acquisition completions and integration experiences

8

NEW HEIGHTS

Executive Leadership Management Position Age Years in Financial Services Don Hileman CEO 67 45 Gary Small President 59 33 Paul Nungester EVP, Chief Financial Officer 46 19 Matt Garrity EVP, Chief Lending Officer 53 31 Vince Liuzzi EVP, Chief Banking Officer 53 35 Jude Nohra EVP, Chief General Counsel 51 16 Sharon Davis EVP, Chief Human Resources Officer 38 14 Denny Rose EVP, Chief Operations Officer 51 28 Greg Allen EVP, Fort Wayne Market President 56 31 Joel Jerger EVP, Toledo Market President 42 20 Dave Dygert EVP, Columbus Market President 54 28 Amy Hackenberg EVP, Southern Market President 49 26 Jim Williams EVP, Northern Market President 52 28 Frank Hierro EVP, Mahoning Market President 65 36 Rick Hull EVP, Akron/Canton Market President 67 36 Nick Mehdikhan President & COO, First Insurance Group 33 12 9

Ohio’s Premier Community Bank • Enhanced scale, growth and profitability to deliver best - in - class performance • Footprint covers northern OH, southeast MI, northeast IN and western PA 10

Consistent Profitability 11 Source : Press releases and 8 - K filed 9/9/19 2017 2018 2019 2019 F+U (1) As Announced Pro Forma (2) Diluted Earnings per Share $1.61 $2.26 $2.48 $2.34 ~$2.69 Return on Average Assets 1.13% 1.52% 1.50% 1.45% ~1.50%+ Return on Avg Tangible Equity 12.68% 16.47% 16.27% 14.82% ~17.0%+ Net Interest Margin - TE 3.88% 3.98% 3.93% 3.62% ~3.5%-3.6% Efficiency Ratio 61.81% 60.29% 60.08% 58.97% ~50% (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exc hange ratio but excluding cost savings and other purchase accounting adjustments. (2) As Announced Pro F orma represents expectations announced 9/9/19 based on then - existing consensus 2020 estimates for FDEF and UCFC, plus ~$17 million of pre - tax cost savings (fully phased for illustrative purposes) and excluding one - time items. See slides 37 - 38 for more information.

12 2018 Performance Recognition • KBW Bank Honor Roll (FFB) • Recognition of banks with more than $500 million in total assets that consistently deliver exceptional growth • Based on 9 consecutive years of increases in reported EPS results • One of only 18 banks admitted from a nearly 375 bank universe • S&P Global Market Intelligence Top - Performing Public Thrifts (FFB) • Analysis used and scored performance based on six financial metrics • Ranked #8 amongst the country’s 50 largest public thrifts for 2018 performance scores • Sandler Bank & Thrift Sm - ALL Stars (HSB) • Analysis used and scored performance based on seven financial metrics • Ranked #21 amongst the country’s 30 top performing small - cap banks and thrifts

• Demonstrating our core values in all interactions to create long - term, profitable relationships • Enhancing customer experience through technology advancements • Reaching more customers through digital channel development • Growing our communities through our people 13 Strong Sales & Service Delivery

Dec 2015 – Dec 2019 14 Market Area Growth – Loans $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 2015 2016 2017 2018 2019 F+U(1) Other Columbus Ft Wayne Toledo/BG North South Youngstown Akron/Canton Cleveland (In thousands) Source: Press Releases *2017 includes the acquisition of Commercial Savings Bank in the South. Total Loans Growth from $1.8B at 12/31/15 t o $5.0B at 12/31/19 combined (1) Total CAGR 29.2% Organic CAGR 8.4% UCFC merger completed 1/31/20 (1) 2019 F+U represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments.

Dec 2015 – Dec 2019 15 Market Area Growth – Deposits (In thousands) At June 30, 2019, Ranked #1 or #2 market share in 8 of 17 counties. $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 2015 2016 2017 2018 2019 F+U(1) Other Columbus Ft Wayne Toledo/BG North South Youngstown Akron/Canton Cleveland Source: Press Releases *2017 includes the acquisition of Commercial Savings Bank in the South. Total Deposits Growth from $1.8B at 12/31/15 to $5.2B at 12/31/19 combined (1) Total CAGR 29.5% Organic CAGR 8.7% UCFC merger completed 1/31/20 (1) 2019 F+U represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments.

0 20 40 60 80 100 120 140 Feb-15 Feb-16 Feb-17 Feb-18 Feb-19 Feb-20 Source: S&PGMI data as of 2/3/20 16 Strong Shareholder Returns FDEF SNL U.S. Bank $1 - $5B FDEF Proxy Peers SNL U.S. Bank $5 - $10B FDEF total return of 18.8% vs peers’ 10.7% for 9/6/19 - 2/3/20 merger announcement to closing announcement. 0 5 10 15 20 25 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20

Financial Highlights

18 Net Income & Earnings Per Share Source : Press releases and 8 - K filed 9/9/19 $26,423 $28,843 $32,268 $46,249 $49,370 $88,838 $1.41 $1.59 $1.61 $2.26 $2.48 $2.34 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2015 2016 2017 2018 2019 2019 F+U(1) As Announced Pro Forma (2) EPS ~$2.69 (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exc hange ratio but excluding cost savings and other purchase accounting adjustments. (2) As Announced Pro Forma represents expectations announced 9/9/19 based on then - existing consensus 2020 estimates for FDEF and UCF C, plus ~$17 million of pre - tax cost savings (fully phased for illustrative purposes) and excluding one - time items. See slides 37 - 38 for more information. (In thousands) (EPS = line)

19 $2,298 $2,477 $2,993 $3,182 $3,469 $6,337 1.19% 1.20% 1.13% 1.52% 1.50% 1.45% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2015 2016 2017 2018 2019 2019 F+U(1) Total Assets & Return on Assets As Announced Pro Forma (2) ROA ~1.50%+ Source : Press releases and 8 - K filed 9/9/19 (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding cost savings and other purchase accounting adjustments. (2) As Announced Pro Forma represents expectations announced 9/9/19 based on then - existing consensus 2020 estimates for FDEF and UCF C, plus ~$17 million of pre - tax cost savings (fully phased for illustrative purposes) and excluding one - time items. See slides 37 - 38 for more information. (In thousands) (ROA = line)

20 Loan Portfolio Composition Home Equity and Improvement 6% 1 - 4 Family Residential Real Estate Loans 24% Construction Loans 9% Multi - Family Residential Real Estate Loans 9% Non - Residential Real Estate Loans 32% Commercial and Industrial 17% Consumer 3% (includes Agricultural Loans 8% of total) Total = $5.1 billion 2019 YTD Average Yield on Loans 4.89% Data represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments. Source: Press releases and Call Reports

$17,582 $14,803 $32,247 $20,221 $13,559 $27,265 0.77% 0.60% 1.08% 0.64% 0.39% 0.43% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2015 2016 2017 2018 2019 2019 F+U(1) 21 Non - performing Assets & NPAs/Assets Source : Press releases (In thousands) (NPAs/Assets = line) (1) 2019 F+U represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments.

22 Net Charge - Offs/ Avg Loans and ALLL/Loans Source : Press releases - 0.03% - 0.01% 0.10% - 0.02% 0.00% 0.03% 1.41% 1.33% 1.14% 1.12% 1.12% 1.01% 0.00% 0.50% 1.00% 1.50% 2.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2015 2016 2017 2018 2019 2019 F+U(1) (ALLL% = line) (NCO%) (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding purchase accounting adjustments.

Quality Securities Portfolio US Government 11% CMO's 23% CDO's 4% MBS's 40% Municipals 22% 23 Total = $586 million Data represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments. Source: Press releases and Call Reports

Total Deposits & Non - Interest Bearing % (In millions) $1,836 $1,982 $2,438 $2,621 $2,870 $5,157 22.9% 24.6% 23.4% 23.2% 22.0% 20.6% 0% 20% 40% 60% 80% 100% $500 $1,500 $2,500 $3,500 $4,500 $5,500 2015 2016 2017 2018 2019 2019 F+U(1) 24 Source : Press releases (NIB% = line) (1) 2019 F+U represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments.

Non - Interest Bearing Checking Accounts 22% Interest Bearing Checking & Money Market Accounts 42% Savings Accounts 10% CDs under $250,000 22% CDs over $250,000 4% Deposit Base Composition 25 Total Deposits= $5.2 billion 2019 YTD Average Cost of Deposits: 0.97% Data represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments. Source: Press releases and Call Reports

Source : 10 - Ks and Call Reports 26 Capital Levels 0% 5% 10% 15% 20% Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Tangible Equity Ratio Common Equity Tier 1 Capital Ratio 12/31/17 12/31/18 12/31/2019 2019 F+U(1) Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 to Risk Weighted Assets 8.0% Tier 1 to Average Assets 5.0% Common Equity Tier 1 Cap. Ratio 6.5% (1) 2019 F+U represents the combination of FDEF and UCFC as of 12/31/19 , excluding purchase accounting adjustments.

27 Net Interest Income & Margin $75,960 $80,773 $98,585 $109,259 $116,616 $204,663 3.81% 3.74% 3.88% 3.98% 3.93% 3.62% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2015 2016 2017 2018 2019 2019 F+U(1) Source : Press releases and 8 - K filed 9/9/19 As Announced Pro Forma (2) NIM ~3.5% - 3.6% (In thousands) (Margin = line) (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding cost savings and other purchase accounting adjustments. (2) As Announced Pro Forma represents expectations announced 9/9/19 based on then - existing consensus 2020 estimates for FDEF and UCF C, plus ~$17 million of pre - tax cost savings (fully phased for illustrative purposes) and excluding one - time items. See slides 37 - 38 for more information.

28 Source : Press releases $37,969 $41,880 $51,401 $58,051 $63,542 $112,511 1.71% 1.75% 1.80% 1.90% 1.94% 1.83% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2015 2016 2017 2018 2019 2019 F+U(1) PTPP Income & ROA (In thousands) (ROA = line) (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding cost savings and other purchase accounting adjustments.

29 Non - Interest Income & Percent of Total Revenue Source : Press releases $31,781 $33,521 $37,569 $39,035 $44,932 $70,919 30.0% 29.8% 28.0% 26.5% 28.0% 25.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $15,000 $30,000 $45,000 $60,000 $75,000 2015 2016 2017 2018 2019 2019 F+U(1) Non - Interest Income excluding securities gains/losses and impairment on securities/BOLI enhancement gain/trust fee accrual (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding cost savings and other pur chase accounting adjustments. (In thousands) (NII/R evenues = line)

$67,889 $71,093 $85,351 $89,412 $97,063 $162,504 63.0% 62.2% 61.8% 60.3% 60.1% 58.8% 50% 60% 70% 80% 90% 100% $0 $50,000 $100,000 $150,000 $200,000 2015 2016 2017 2018 2019 2019 F+U(1) 30 Non - Interest Expense & Efficiency Ratio Source : Press releases and 8 - K filed 9/9/19 As Announced Pro Forma (2) E/R ~50% (In thousands) (Efficiency = line) (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding cost savings and other purchase accounting adjustments. (2) As Announced Pro Forma represents expectations announced 9/9/19 based on then - existing consensus 2020 estimates for FDEF and UCF C, plus ~$17 million of pre - tax cost savings (fully phased for illustrative purposes) and excluding one - time items. See slides 37 - 38 for more information.

31 Return On Equity & ROTE 9.52% 10.10% 9.19% 12.03% 12.15% 12.24% 12.35% 12.98% 12.68% 16.47% 16.47% 14.82% 0% 5% 10% 15% 20% 0% 5% 10% 15% 20% 2015 2016 2017 2018 2019 2019 F+U(1) Source : Press releases and 8 - K filed 9/9/19 As Announced Pro Forma (2) ROTE ~17%+ (ROTE = line) (ROE) (1) 2019 F+U represents the combination of FDEF and UCFC as of and for the year ended 12/31/19, excluding cost savings and other purchase accounting adjustments. (2) As Announced Pro Forma represents expectations announced 9/9/19 based on then - existing consensus 2020 estimates for FDEF and UCF C, plus ~$17 million of pre - tax cost savings (fully phased for illustrative purposes) and excluding one - time items. See slides 37 - 38 for more information.

Shareholder Value

33 Maximizing Shareholder Value EPS, Dividends and Stock Price Source : Press releases and S&PGMI Increased dividend 16% to $0.22 per share in 4 th quarter 2019

34 Maximizing Shareholder Value Source : S&PGMI data as of 2/3/20 – Five year FDEF SNL U.S. Bank $1 - $5B SNL U.S. Bank $5 - $10B 0 5 10 15 20 25 Feb-15 Feb-16 Feb-17 Feb-18 Feb-19 Feb-20 0 25 50 75 100 125 150 Feb-15 Feb-16 Feb-17 Feb-18 Feb-19 Feb-20

35 Source : S&PGMI data as of 2/3/20 Maximizing Shareholder Value Investment Opportunity SNL Index SNL Index FDEF $1B - $5B $5B - $10B Total Returns (5-year) 126.0% 83.9% 86.2% Price/Earnings (2019) 12.5 13.5 15.6 Price/Book (12/31/19) 143.8% 132.4% 159.2% Price/Tangible Book (12/31/19) 190.1% 153.6% 194.7% Dividend Yield 2.8% 2.1% 2.3%

36 • Disciplined management team with proven track record • Reputation of focusing on fundamentals and poised to generate above peer profitability • Balance sheet strength – attractive core deposit base and strong capital levels • Balanced loan portfolio with a disciplined approach to lending • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value Summary

37 Cost Savings ► Represents ~10% of combined 2020 expense base (~$17.4M pre - tax), or ~26% of UCFC’s total expense base • 75% phased in the first twelve months and 100% thereafter ► Both institutions utilize the same core processing system One - Time Expenses ► Total pre - tax restructuring charges of approximately $ 30 million, fully reflected in TBV at closing Key Merger Assumptions As Announced 9/9/19 Revenue Enhancements ► Identified but not modeled CECL Impact (preliminary estimates, subject to change, included in pro forma financial modeling) ► Loans to be separated into purchase credit deteriorated (PCD) and non - purchase credit deteriorated ( non - PCD) • The credit mark from purchase accounting relating to PCD loans will be recorded as an allowance • The credit mark from purchase accounting relating to the non - PCD loans will be recorded on a net basis (a contra loan balance without any allowance), AND additionally will require an allowance (established through provision) separate from the purchase accounting discount already applied to the loan balance - The non - PCD credit mark relating to the purchase accounting is assumed to be accreted back through income over the life of the loans Credit Mark ► ~1.30% / $29 million gross pre - tax credit mark on the loan portfolio • ~$ 4 million pre - tax mark on PCD loans, recorded as ALLL • ~$25 million pre - tax mark on non - PCD loans, recorded as a contra - loan balance and will be accreted through income ► ~$ 25 million in ALLL established on Day 1 on the UCFC loans, separate from non - PCD credit mark above, recorded through provision expense on the income statement Other Marks on UCFC’s Balance Sheet ► ~$14 million pre - tax interest rate mark - up on loan portfolio, amortized over 4.5 years ► Other rate and fair value marks of a combined ~$4 million pre - tax net write - up to equity, accreted or amortized based on estimated remaining lives of individual assets and liabilities ► Core deposit intangible: 2.00% of non - time deposits / ~$ 29 million pre - tax; amortized over 10 years sum - of - years - digits

Non-GAAP Reconciliation As Announced 9/9/19

		2020	
		$ Millions	Millions of Diluted Shares
FDEF Consensus Net Income Estimate	(1)	$46.3	19.7
UCFC Consensus Net Income Estimate	(1)	43.0	48.0
After-Tax Adjustments:			
Cost Savings (Fully-Phased)	(2)	$13.8	
Opportunity Cost of Cash		(0.4)	
Amortization of Loan Interest Rate Mark	(3)	(2.5)	
Accretion / (Amortization) of Other Marks	(3)	0.2	
Accretion of Non-PCD Credit Mark	(4)	4.4	
Elimination of UCFC's Amortization Expense		0.4	
Core Deposit Amortization from Transaction	(5)	(4.1)	
Pro Forma FDEF Net Income	(6)	**$101.2**	**37.7**
FDEF Standalone EPS		**$2.36**	
UCFC Standalone EPS		**$0.90**	
Pro Forma FDEF EPS		**$2.69**	
$ EPS Accretion to FDEF		**$0.33**	
% EPS Accretion to FDEF		**14.1%**	

Note: Excludes any potential restructuring charges and the ~$25 million pre-tax provision expense relating to CECL's requirement to establish an ALLL on UCFC's non-PCD loans.

1) Based on consensus 2020 net income estimates as of 9/9/19.
2) Reflects fully-phased after-tax cost savings of approximately 26% of UCFC non-interest expense (~10% of combined expense base).
3) ~$14M pre-tax interest rate write-up on loan portfolio, amortized over 4.5 years. Other rate and fair value marks of a combined ~$4 million pre-tax net write-up, accreted or amortized based on estimated remaining lives of individual assets and liabilities.
4) ~$25 million pre-tax mark on non-PCD loans, recorded as a contra-loan balance, accreted through income.
5) 2.00% / ~$29 million pre-tax core deposit intangible; amortized over 10 years utilizing the sum-of-the-years-digits methodology.
6) Pro forma diluted shares outstanding include FDEF shares and shares issued to UCFC based on the 0.3715x exchange ratio.

NEW HEIGHTS

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39 Thank you. Donald P. Hileman | CEO 419 - 785 - 2210 | dhileman@first - fed.com Gary M. Small | President 330 - 742 - 0655 | gsmall@first - fed.com Paul D. Nungester | EVP & CFO 419 - 785 - 8700 | pnungester@first - fed.com